SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________

         Date of Report (Date of earliest event reported): April 6, 2005

                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                        0-32513                    87-0403239
(State or other jurisdiction        (Commission                (IRS Employer
   of incorporation)                 File Number)            Identification No.)

  111 Airport Road, Warwick, Rhode Island         02889
  (Address of principal executive offices)      (Zip code)

                                 (401) 352-2300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     On April 6, 2005, ICOA, Inc., a Nevada corporation (the "Company") mutually agreed to terminate a Securities Purchase Agreement (the "Securities Purchase Agreement"), dated March 19, 2004, by and between the Company and Cornell Capital Partners, L.P. ("Cornell Capital"), an Investor Registration Rights Agreement (the "Investor Registration Rights Agreement"), dated March 19, 2004, by and between the Company and Cornell Capital, Irrevocable Transfer Agent Instructions, dated March 19, 2004, by and among the Company, Cornell Capital and the Company's transfer agent, and two (2) convertible debentures, dated March 10, 2004 and March 19, 2004, in the principal amounts of $225,000 and $200,000, respectfully (the "Convertible Debentures"). (The Securities Purchase Agreement, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and the Convertible Debentures are collectively referred to as the "Transaction Documents"). The Company and Cornell Capital agreed that a Security Agreement (the "Security Agreement"), dated March 19, 2004, by and between the Company and Cornell Capital executed in connection with the Transaction Documents will remain in full force and effect and shall act as security relevant to the Secured Promissory Note to be entered into by and between the Company and Cornell Capital.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On April 6, 2005, the Company and Cornell Capital entered into a Secured Promissory Note (the "Note") in the principal amount of $449,804.79, which represents the unpaid principal balance and accrued interest under the Convertible Debentures. The Note bears interest at a rate of 12% per annum and is due and payable within 240 days from April 6, 2005. The Note is secured by all of the assets of the Company pursuant to the Security Agreement.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibit No. Description

      99.1 Termination Agreement, dated April 6, 2005, by      Provided herewith
           and between the Company and Cornell Capital

      99.2 Secured Promissory Note, dated April 6, 2005, by    Provided herewith
           and between the Company and Cornell Capital

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ICOA, INC.

Date:    April 8, 2005                              By: Erwin Vahlsing, Jr.
                                                        ------------------------
                                                  Name: Erwin Vahlsing, Jr.
                                                   Its: Chief Financial Officer
                                                        and Treasurer